JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK FUNDS II	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS III	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK INVESTMENT TRUST

Supplement dated May 7, 2019 to the current summary prospectus (the “summary prospectus”), as may be supplemented

Effective May 7, 2019, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM US”) changed its name to Manulife Investment Management (US) LLC (“MIM US”) and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“JHAM (NA)”) changed its name to Manulife Investment Management (North America) Limited (“MIM NA”). Accordingly, all references in the summary prospectus to the former names are changed effective immediately.

You should read this supplement in conjunction with the summary prospectus and retain it for your future reference.